UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

     CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
May 11, 2005

INGRAM MICRO INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Incorporation or organization)	1-12203 (Commission File Number)	62-1644402 (I.R.S. Employer Identification No.)

1600 E. St. Andrew Place Santa Ana, CA 92799-5125 (Address, including zip code of Registrant’s principal executive offices) Registrant’s telephone number, including area code: (714) 566-1000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This filing is being made for the sole purpose of correcting certain information that was included in the Ingram Micro Inc. definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2005.

Item 8.01 Other Events.

Due to an inadvertent error, the “Bonus” amount set forth in respect of Mr. Gregory Spierkel, the Company’s President, under the heading “Executive Compensation Summary Table” on p. 22 of the proxy statement did not reflect the payment in 2004 to Mr. Spierkel of a relocation bonus of $400,000, and the “Other Annual Compensation” amount set forth in respect of Mr. Spierkel under such heading did not include a related tax gross-up payment of $337,327.

A revised “Executive Compensation Summary Table” is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Revised Executive Compensation Summary Table

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGRAM MICRO INC.

	By:	/s/ Larry C. Boyd

	Name:	Larry C. Boyd
	Title:	Senior Vice President, Secretary and General Counsel
Date: May 13, 2005